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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report: (Date of earliest event reported): May 12, 1997



                          Digital Equipment Corporation

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            (Exact name of registrant as specified in its charter)


Massachusetts                           1-5296                  04-2226590
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(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation or organization)         File Number)         Identification No.)


111 Powdermill Road, Maynard, Massachusetts                   01754
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (508) 493-5111



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(Former name or former address, if changed since last report)


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Item 5.  Other Events

     On May 13, 1997, the registrant issued a press release announcing that on May 12, 1997 it filed suit against Intel Corporation ("Intel") in the United States District Court for the District of Massachusetts charging that Intel willfully infringed ten of the Corporation's patents in making, using and selling microprocessor products, including Intel's Pentium, Pentium Pro and Pentium II microprocessor families.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

Exhibit No. 99 Registrant's press release dated May 13, 1997 announcing that registrant has filed suit against Intel Corporation ("Intel") in the United States District Court for the District of Massachusetts charging that Intel willfully infringed ten of the Corporation's patents in making, using and selling microprocessor products, including Intel's Pentium, Pentium Pro and Pentium II microprocessor families.



                                    SIGNATURE

               Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    DIGITAL EQUIPMENT CORPORATION
                                          (Registrant)

                                    /s/ Thomas C. Siekman

                                    Thomas C. Siekman
                                    Vice President and General Counsel

Date:  May 13, 1997




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